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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

       Date of report (Date of earliest event reported): October 30, 2000




                           LORACA INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




    NEVADA                         005-58227                      87-0555751
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)



                  2901 DALLAS PARKWAY, SUITE 220, PLANO, TEXAS
                 75093 (Address of principal executive offices,
                               including zip code)



       Registrant's telephone number, including area code: (972) 398-7500




               1601 FIFTH AVENUE, SUITE 2320, SEATTLE, WASHINGTON
                98101 (Former name or former address, if changed
                               since last report)


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ITEMS 1, 3-6, 8 AND 9.  NOT APPLICABLE.

ITEM 2.             ACQUISITION OR DISPOSITION OF ASSETS

         As of 5:00 p.m. New York time on October 30, 2000 (the "Effective Time"), Loraca International, Inc., a Nevada corporation ("Loraca"), completed its acquisition of HomeLoan.com, Inc., a Delaware corporation ("HomeLoan"), pursuant to an Agreement and Plan of Merger, dated as of October 30, 2000, by and among HomeLoan, Loraca, HL Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Loraca ("Merger Sub"), and William B. Loughborough, individually, and Tejas Monterrey Investments, Ltd., a Texas limited partnership (the "Merger Agreement"), whereby Merger Sub merged with and into HomeLoan with HomeLoan as the surviving corporation (the "Merger"). A copy of the Merger Agreement is attached hereto as Exhibit 2.1.

         Pursuant to the Merger Agreement, at the Effective Time all of the issued and outstanding shares of HomeLoan common stock, par value $.001 per share ("HomeLoan Common Stock"), other than shares of HomeLoan Common Stock held in treasury or by a wholly owned subsidiary of HomeLoan, were converted into the right to receive an aggregate of 3,000,000 shares of Loraca common stock, par value $.001 per share ("Loraca Common Stock"), at an exchange ratio of 0.21 shares of Loraca Common Stock for each share of Home Loan Common Stock ("Exchange Ratio"). Immediately prior to the Merger, all of the issued and outstanding shares of HomeLoan's Series A Convertible Preferred Stock were converted into shares of HomeLoan Common Stock. The closing price of Loraca Common Stock on October 30, 2000, as reported on Nasdaq, was $1.03 per share.

         Each option to acquire shares of HomeLoan Common Stock outstanding at the Effective Time has been converted, on substantially the same terms and conditions as were applicable under such option prior to the Effective Time, into an option to purchase the number of shares of Loraca Common Stock as the holder of such stock option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time, in accordance with the formula set forth in the Merger Agreement. There were 872,555 options to acquire HomeLoan Common Stock outstanding at the Effective Time.

         At the Effective Time, a warrant to acquire 82,502 shares of HomeLoan Common Stock was outstanding. Loraca assumed this warrant, and the warrant was deemed to be a warrant to acquire, on substantially the same terms and conditions as were applicable under such warrant prior to the Effective Time, the number of shares of Loraca Common Stock as the holder of such warrant would have been entitled to receive pursuant to the Merger had such holder exercised such warrant in full immediately prior to the Effective Time, in accordance with the formula set forth in the Merger Agreement. A warrant to purchase 295,238 shares of HomeLoan Common Stock was exercised prior to the Effective Time, and the HomeLoan shares acquired upon the exercise of the warrant were exchanged for Loraca Common Stock at the Exchange Ratio. All other HomeLoan warrants expired as of the Effective Time.

         The HomeLoan convertible promissory notes, with an outstanding aggregate principal amount of $775,000 and convertible into the right to purchase an aggregate of 2,851,297 shares of HomeLoan Common Stock at the Effective Time, have been assumed by Loraca and deemed to

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constitute notes of Loraca convertible into the right to acquire, on substantially the same terms and conditions as were applicable under the notes prior to the Effective Time, the number of shares of Loraca Common Stock as the holder of such convertible note would have been entitled to receive pursuant to the merger had such holder converted such convertible note in full immediately prior to the Effective Time, in accordance with the formula set forth in the Merger Agreement.

         In connection with the Merger, 1,400,000 shares of Loraca Common Stock payable to HomeLoan's shareholders will be held in escrow pending a review of the assets and liabilities of HomeLoan as of September 30, 2000, as adjusted as set forth in the Merger Agreement. If HomeLoan's book value has declined below a negative $286,000 as of September 30, 2000, the merger consideration and Exchange Ratio will be adjusted as set forth in the Merger Agreement.

         An additional 1,000,000 shares of Loraca Common Stock payable to HomeLoan's shareholders will be held in escrow for a period of two and one-half (2 1/2) years to satisfy Loraca's right to indemnification pursuant to the provisions of the Merger Agreement.

         Immediately after the Effective Time, William B. Loughborough, the former Chief Executive Officer and President of HomeLoan, was appointed to the Board of Directors of Loraca.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) As of the date of this filing, it is impracticable to provide financial statements for HomeLoan. The required financial statements will be filed as soon as possible and in no event later than January 16, 2001.

         (b) As of the date of this filing, it is impracticable to provide pro forma financial information required pursuant to Article 11 of Regulation S-X. The required pro forma financial information will be filed as soon as possible and in no event later than January 16, 2001.



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         (c)       Exhibits.   The following Exhibit is filed as part of this
                   report:


    EXHIBIT NO.                                  DESCRIPTION
    -----------                                  -----------
        2.1 Agreement and Plan of Merger, dated as of the 30th day of October, 2000 by and among HomeLoan.com, Inc., Loraca International, Inc., HL Acquisition Corp., a wholly owned subsidiary of Loraca, and William B. Loughborough, individually, and Tejas Monterrey Investments, Ltd., a Texas limited partnership.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LORACA INTERNATIONAL, INC.


                                     By:      /s/ Bernard A. Guy
                                              ------------------
                                              Bernard A. Guy
                                              President


Dated: November 14, 2000


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                             EXHIBIT INDEX



          EXHIBIT                                DESCRIPTION
          -------                                -----------
            2.1 Agreement and Plan of Merger, dated as of the 30th day of October, 2000 by and among HomeLoan.com, Inc., Loraca International, Inc., HL Acquisition Corp., a wholly owned subsidiary of Loraca, and William B. Loughborough, individually, and Tejas Monterrey Investments, Ltd., a Texas limited partnership.